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                                                                   Exhibit 99.2

                        Warburg, Pincus Equity Partners, L.P.
                                466 Lexington Avenue
                             New York, New York  10017




                                                                June 25, 2001


Dime Bancorp, Inc.
589 Fifth Avenue
New York, New York  10017


Ladies and Gentlemen:

                As you are aware, we are entering into a Warrant Purchase and Voting Agreement, dated as of the date hereof (the "Warrant Agreement") with Washington Mutual, Inc. Unless other wise defined in this letter, capitalized terms used herein shall have the meanings set forth in the Warrant Agreement. In connection with the Warrant Agreement, you have requested that we agree to refrain from putting or exercising the Warrants during the term of the Merger Agreement. We hereby agree to refrain from putting or exercising the Warrants during the term of the Merger Agreement; provided, however, that in the event that the Merger Agreement is terminated, our rights under the Investment Agreement shall be unaffected and no rights shall be deemed to have expired or been forfeited or lost due to the pendency of the Merger or the Merger Agreement, including, without limitation, any failure on our part to exercise any put rights set forth in the Investment Agreement; provided, further, that in the event that the Merger Agreement is terminated, neither the execution of the Merger Agreement nor any favorable recommendations made by you to your stockholders regarding the Merger Agreement or the transactions contemplated therein shall be deemed to be a Preliminary Control Event (as defined in the Investment Agreement) for purposes of Section 4.2(d) of the Investment Agreement and Exhibit 10 thereto.

                This letter may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be deemed one and the same instrument. This letter shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of laws rules of such State.

                        [The next page is the signature page.]

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IN WITNESS WHEREOF, each party hereto, by its representative, has executed this letter as of the date first above written, and such party and its representative warrant that such representative is duly authorized to execute and deliver this letter for and on behalf of such party.

                                DIME BANCORP, INC.
                                     /s/James E. Kelly
                                By:--------------------------------------------
                                Name:   James E. Kelly
                                Title   Executive Vice President/General
                                        counsel

                                WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                By:  Warburg, Pincus & Co., its general partner
                                        Kewsong Lee
                                By:--------------------------------------------
                                Name:   Kewsong Lee
                                Title:  Partner

                                WARBURG, PINCUS NETHERLANDS EQUITY
                                PARTNERS I, C.V.

                                By:  Warburg, Pincus & Co., its general partner
                                        Kewsong Lee
                                By:--------------------------------------------
                                Name:   Kewsong Lee
                                Title:  Partner

                                WARBURG, PINCUS NETHERLANDS EQUITY
                                PARTNERS II, C.V.

                                By:  Warburg, Pincus & Co., its general partner
                                        Kewsong Lee
                                By:--------------------------------------------
                                Name:   Kewsong Lee
                                Title:  Partner

                                WARBURG, PINCUS NETHERLANDS EQUITY
                                PARTNERS III, C.V.

                                By:  Warburg, Pincus & Co., its general partner
                                         Kewsong Lee
                                By:--------------------------------------------
                                Name:    Kewsong Lee
                                Title:   Partner